UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22137
Oppenheimer Master Loan Fund, LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.

September 30, 2011

Oppenheimer

Master Loan Fund, LLC

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Master Loan Fund, LLC 1234 September 30, 2011 ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements Annual Report

TOP HOLDINGS AND ALLOCATIONS

Top Ten Corporate Loans Industries

Media	15.3%
Commercial Services & Supplies	8.8
Hotels, Restaurants & Leisure	8.5
Health Care Providers & Services	5.6
Aerospace & Defense	5.0
Chemicals	5.0
Electrical Equipment	3.9
Health Care Equipment & Supplies	3.6
Electric Utilities	2.9
Energy Equipment & Services	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on net assets.

Credit Rating Breakdown	NRSRO Only Total

AAA	1.2%
BBB	2.7
BB	38.4
B	50.2
CCC	5.2
CC	0.0	*
C	0.1
D	0.0	*
Unrated	2.2

Total	100.0%

*	Represents a value of less than 0.005%.
The percentages above are based on the market value of the Fund’s securities as of September 30, 2011, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
4 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Over the 12-month period, Oppenheimer Master Loan Fund, LLC produced a total return of 3.77%, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.40%. We attribute the Fund’s relative performance primarily to our loan selection strategy, which identified a number of above-average performers from a variety of industry groups.
     We found a number of relatively attractive income opportunities in the broadcasting industry, where an overweight position helped the Fund participate more fully in the area’s positive returns. Similarly, we maintained relatively heavy exposure to the energy sector, where loans to companies engaged in oil and gas exploration and production fared relatively well. Other areas producing above-average returns for the Fund included the diversified media, utilities and telecommunications sectors.
     Disappointments proved to be relatively mild during the reporting period as senior floating rate loans were generally supported by positive supply-and-demand influences. Nonetheless, the Fund’s investments in the financials sector lagged market averages over the reporting period, as did its holdings of loans to consumer products companies.
     Looking forward, we are carefully monitoring developments in the global economy. On one hand, a more restrictive U.S. fiscal policy and the downgrading of U.S. long-term debt could have negative economic consequences if businesses and consumers continue to refrain from spending. On the other hand, corporate earnings have remained robust, high yield default rates are low compared to historical averages and many businesses and consumers have successfully deleveraged their balance sheets. Consequently, we remain confident that the underlying fundamentals of the Fund’s holdings remain sound, and we are watchful for opportunities to invest in loans that may have been mispriced due to macroeconomic concerns.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 2011. Performance is measured from the inception of the Fund on October 31, 2007. The Fund’s performance reflects reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
5 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to securities comprising the index.
6 | OPPENHEIMER MASTER LOAN FUND, LLC

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. See page 8 for further information.
7 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES
The Fund’s returns in the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.
Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 10/31/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
8 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9 | OPPENHEIMER MASTER LOAN FUND, LLC

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2011	September 30, 2011	September 30, 2011

	$1,000.00	$971.40	$1.68

Hypothetical
(5% return before expenses)

	1,000.00	1,023.36	1.73
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2011 is as follows:
Expense Ratio
       0.34%
The expense ratio reflects voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
10 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS September 30, 2011

	Principal
	Amount	Value

Corporate Loans—95.1%
Consumer Discretionary—31.7%
Auto Components—2.0%
Allison Transmission, Inc., Sr. Sec. Credit Facilities Term Loan, 2.98%, 8/7/14[1]	$20,352,884	$19,209,704
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/18/17[1]	5,572,000	5,404,840
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 12/16/16[1]	3,637,513	3,473,824
TI Automotive Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 7/29/16[1]	4,554,000	4,565,414
Transtar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/21/16[1]	3,126,375	3,001,320
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	3,821,125	3,802,019

		39,457,121
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	8,973,289	44,911
Distributors—2.0%
General Nutrition Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/18[1]	7,205,000	6,991,854
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities Term Loan, 4.50%, 11/21/16[1]	8,684,375	8,250,156
Rite Aid Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 5, 4.50%, 3/3/18[1]	6,108,493	5,680,899
Savers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/4/17[1]	8,955,000	8,843,063
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/18/18[1]	8,581,875	8,152,781

		37,918,753
Diversified Consumer Services—0.3%
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/15/14[1]	6,151,536	5,534,813
Hotels, Restaurants & Leisure—8.5%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/22/16[1]	9,025,750	8,754,978
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/18[1]	10,150,673	9,890,562
Burger King Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/19/16[1]	997,487	964,446
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 3/1/17[1]	17,697,410	17,144,366
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.503%, 1/28/18[1]	25,028,629	20,294,039
11 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Cedar Fair LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 12/15/17[1]	$3,669,190	$3,619,887
DineEquity, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/19/17[1]	6,869,407	6,684,792
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.061%, 6/30/14[1,3]	3,626,641	2,975,205
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.061%, 6/30/14[1,3]	1,892,493	1,552,433
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.49%, 12/31/14[1]	2,528,348	1,748,775
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/1/13[1]	4,915,300	4,835,427
Las Vegas Sands LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.74%, 11/23/16[1]	6,796,135	6,366,524
Las Vegas Sands LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.74%, 11/23/16[1]	1,514,322	1,424,883
MGM Mirage, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C, 7%, 2/21/14[1]	1,945,000	1,850,182
Tranche E, 7%, 2/21/14[1]	22,178,056	21,056,822
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/25/18[1]	14,071,012	13,600,520
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[1]	3,330,000	2,747,250
SeaWorld Parks & Entertainment, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 8/17/17[1]	4,537,069	4,417,971
Six Flags Theme Parks Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/30/16[1]	15,186,721	15,044,345
Town Sports International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/11/18[1]	8,126,250	7,862,147
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 10.15%, 3/1/13[1,3]	306,912	301,541
Tranche B, 2.588%, 3/1/15[1,3]	619,881	533,097
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-on, 4.74%, 5/28/13[1]	2,400,751	2,395,049
Tranche B, 4.74%, 5/27/13[1]	5,404,813	5,391,976
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
4.74%, 5/25/12[1]	3,312,830	3,304,961

		164,762,178
Household Durables—0.3%
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%-6.164%, 6/17/16[1]	5,552,740	5,494,897
12 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Leisure Equipment & Products—0.5%
Ameristar Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/16/18[1]	$4,338,200	$4,202,631
KE Octavius Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 4/25/17[1]	6,670,000	6,349,006

		10,551,637
Media—15.3%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.62%, 6/2/14[1]	15,730,568	11,640,621
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[1]	10,821,112	9,869,752
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 7/15/13[1,3]	1,814,181	1,043,154
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/8/16[1]	1,292,811	1,252,411
Carmike Cinemas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 1/27/16[1]	3,346,582	3,288,017
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Incremental Term Loan, 7.50%, 7/3/14[1]	6,840,909	6,430,455
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 2.49%, 7/3/14[1]	12,184,700	9,669,425
Charter Communications Operation LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 3.62%, 9/6/16[1]	1,597,820	1,549,885
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 2.739%, 9/6/14[1]	4,484,063	4,253,133
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-on, 7.151%, 3/6/14[1]	402,274	402,274
Cinram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13.705%, 12/31/13[1,3]	9,992,714	4,763,198
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 2.253%, 12/31/11[1,3]	3,963,956	525,236
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 3.639%, 7/30/14[1]	5,000,000	4,193,750
Tranche B, 3.889%, 1/29/16[1]	7,172,153	5,125,400
Cumulus Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/22/18[1]	4,828,000	4,568,495
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/15/18[1]	4,987,500	4,962,563
Dex Media West LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 10/24/14[1]	6,149,234	4,212,225
Filmyard Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%-8.137%, 6/22/16[1]	6,011,769	6,015,768
13 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Media Continued
Filmyard Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13%-13.069%, 12/22/16[1]	$1,085,000	$1,093,138
Fox Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/14/15[1]	19,529,251	18,634,167
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.73%, 12/31/14[1]	7,073,439	6,766,926
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.514%, 6/1/12[1]	20,734,728	20,164,523
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/2/18[1]	1,246,875	1,203,494
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities Term Loan, 3.246%, 2/1/14[1]	19,631,580	18,306,449
Knology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 8/18/17[1]	4,417,800	4,279,744
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 4.734%-4.819%, 3/29/13[1]	18,238,955	14,955,944
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	5,420,177	5,270,818
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/23/17[1]	6,912,500	6,679,203
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche D, 5.50%, 3/31/17[1]	4,351,706	3,960,052
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/24/12[1]	5,000,000	4,750,000
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.773%-13.62%, 11/15/13[1,3]	9,205,919	8,607,534
Mood Media Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/6/18[1]	7,481,250	6,957,563
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.877%, 9/14/16[1]	13,796,911	13,624,450
Newport Television LLC/High Plains Broadcasting Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, 8.877%, 9/14/16[1]	3,761,559	3,714,540
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	7,266,788	7,030,617
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term Loan, Tranche B, 4.752%-4.76%, 8/1/14[1,3]	10,835,007	8,144,317
Playboy Enterprises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 3/6/17[1]	995,000	950,225
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	6,481,964	6,145,712
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 10/28/16[1]	4,738,958	4,694,531
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/29/14[1]	401,784	399,775
Tranche B, 8%, 9/29/14[1,3]	357,141	355,355
14 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Media Continued
Summit Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/7/16[1]	$7,844,724	$7,603,189
Univision Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.489%, 3/31/17[1]	4,000,000	3,408,332
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 9/29/14[1]	2,000,000	1,807,500
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Incremental Term Loan, 6.722%-8.63%, 6/30/14[1]	7,171,147	6,893,265
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.73%-4.685%, 6/30/14[1]	5,422,605	5,135,657
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15[1,4]	4,457,172	4,390,315
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B, 7.50%, 6/19/15[1]	16,449,559	16,387,873

		296,080,970
Multiline Retail—0.2%
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/16/18[1]	4,445,000	4,131,996
Specialty Retail—1.9%
Burlington Coat Factory Warehouse Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/23/17[1]	4,937,500	4,758,516
Claire’s Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.989%-3.003%, 5/29/14[1]	12,098,096	10,281,869
J. Crew Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/7/18[1]	5,650,825	5,057,488
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/19/18[1]	10,822,875	10,092,331
Sports Authority, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 11/16/17[1]	1,985,000	1,873,344
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/1/16[1]	5,643,000	5,429,627

		37,493,175
Textiles, Apparel & Luxury Goods—0.7%
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	14,681,262	13,506,761
Consumer Staples—3.0%
Food Products—2.0%
Del Monte Foods Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/8/18[1]	14,962,500	13,883,330
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/25/18[1]	2,992,500	2,872,500
Pierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 9/30/16[1]	15,750,798	15,435,782
15 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Food Products Continued
Pierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 9/29/17[1]	$6,525,000	$6,402,656

		38,594,268
Personal Products—1.0%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.814%, 3/5/15[1,3]	1,256,379	1,193,560
NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/1/17[1]	4,952,550	4,808,620
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.671%, 11/19/17[1]	13,218,047	12,850,327

		18,852,507
Energy—3.1%
Energy Equipment & Services—2.8%
AL Gulf Coast Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/22/16[1]	9,086,680	8,916,305
Bourland & Leverich Supply, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11%, 8/19/15[1]	5,016,000	4,965,840
Buffalo Gulf Coast Terminals, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.001%, 9/2/17[1]	6,710,000	6,739,356
Frac Tech International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/6/16[1]	8,295,154	8,169,001
Hercules Offshore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 7/11/13[1]	8,166,285	7,879,714
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/20/17[1]	15,408,361	15,109,824
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche I-A, 6.50%, 4/20/17[1]	2,041,734	2,002,175
Tranche I-M, 6.50%, 4/20/17[1]	1,247,103	1,222,940

		55,005,155
Oil, Gas & Consumable Fuels—0.3%
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4%, 3/18/18[1]	4,715,000	4,627,773
Financials—4.8%
Capital Markets—2.1%
AGFS Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	19,905,000	17,491,519
Fortress Investment Group LLC, Sr. Sec. Credit Facilities Term Loan, 5.75%, 10/7/15[1]	3,659,464	3,608,681
Nuveen Investments, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.753%-5.869%, 5/13/17[1]	9,278,420	8,642,848
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15	5,000,000	5,162,500
16 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Capital Markets Continued
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 3.253%-3.369%, 11/13/14[1]	$6,938,575	$6,397,366

		41,302,914
Diversified Financial Services—0.5%
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 6/30/14[1]	10,000,000	9,517,860
Insurance—1.3%
ILFC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7%, 3/17/16[1]	8,653,846	8,675,481
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 3/17/15[1]	8,346,154	8,373,972
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.489%, 4/3/14[1]	10,578,144	7,669,155

		24,718,608
Real Estate Management & Development—0.9%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.436%-4.522%, 10/10/16[1]	2,844,570	2,330,101
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Tranche B, 13.50%, 10/15/17	15,500,000	15,244,250

		17,574,351
Health Care—10.2%
Biotechnology—0.4%
Grifols SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/10/16[1]	7,466,288	7,339,361
Health Care Equipment & Supplies—3.6%
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/19/15[1]	1,470,000	1,436,925
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 2/10/17[1]	4,932,688	4,414,756
Capsugel Holdings US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/16/18[1]	3,810,000	3,763,568
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/25/17[1]	15,635,665	13,160,024
Caris Diagnostics, Sr. Sec. Credit Facilities Term Loan, 8%, 1/29/16[1]	7,560,385	7,465,880
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/22/16[1]	4,481,212	4,296,362
Endo Pharmaceuticals Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 6/17/18[1]	2,912,807	2,906,047
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	11,240,482	10,039,155
17 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Health Care Equipment & Supplies Continued
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	$5,917,781	$5,118,881
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/3/18[1]	5,517,275	5,165,549
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 2/9/17[1]	6,723,731	6,129,804
Renal Advantage Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/17/16[1]	1,488,750	1,485,959
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.239%, 5/20/14[1]	5,071,268	4,816,123

		70,199,033
Health Care Providers & Services—5.6%
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 9/15/15[1]	9,850,000	9,628,375
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/14/15[1]	5,462,651	5,360,226
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/14/15[1]	5,462,651	5,360,226
Community Health Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.819%, 1/25/17[1]	2,113,861	1,948,276
Emergency Medical Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/25/18[1]	11,457,425	10,929,902
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.75%, 8/17/16[1]	10,925,017	9,313,577
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.619%, 5/1/18[1]	5,917,784	5,576,588
Healthspring, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/21/16[1]	5,494,702	5,219,967
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/1/18[1]	9,755,550	9,072,662
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/26/17[1]	13,846,154	13,075,962
SHG Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 10/18/16[1]	9,240,223	7,161,173
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.918%, 6/1/18[1]	14,847,788	13,511,486
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/29/16[1]	7,406,718	7,295,617
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/16[1]	5,925,299	5,717,393

		109,171,430
18 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Pharmaceuticals—0.6%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.489%, 4/10/14[1]	$12,607,734	$11,683,171
Industrials—24.9%
Aerospace & Defense—5.0%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.239%, 9/28/12[1]	510,035	462,857
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.222%, 9/30/13[1]	8,653,248	7,852,822
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/20/17[1]	5,321,662	5,021,568
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/7/16[1]	11,477,875	10,559,645
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	8,331,413	8,206,126
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.50%, 6/30/15[1]	11,250,000	10,350,000
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 3.49%, 4/30/13[1]	3,450,532	3,416,027
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.49%, 4/30/13[1]	597,565	591,590
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.50%, 3/26/14[1]	17,429,882	15,207,572
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.369%, 3/26/14[1]	113,101	78,040
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.369%, 3/26/14[1]	1,828,996	1,262,007
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 12/30/12[1]	19,493,593	19,128,089
TransDigm Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 2/14/17[1]	4,297,500	4,208,864
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.25%, 2/1/14[1]	11,727,728	11,012,337

		97,357,544
Building Products—1.2%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 4/30/16[1]	15,444,000	13,050,180
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 7.397%, 5/11/13[1]	1,252,532	1,070,915
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.231%, 3/21/11[2]	1,837,461	229,683
Goodman Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 10/30/17[1]	975,000	983,125
Summit Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/31/15[1]	8,787,344	8,501,036

		23,834,939
19 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Services & Supplies—8.8%
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/17/17[1]	$6,461,175	$6,254,707
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/18/18[1]	4,188,000	4,072,830
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/3/17[1]	3,482,500	3,430,263
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/2/18[1]	2,000,000	1,940,000
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/24/18[1]	16,848,182	15,974,181
Asurion Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 5/24/19[1]	5,260,000	5,047,959
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.24%-6.164%, 5/28/15[1]	3,474,670	3,355,952
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 3/16/17[1]	6,567,000	6,156,563
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	2,380,000	2,177,700
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.239%, 11/9/14[1]	4,918,465	4,285,212
EVERTEC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/30/16[1]	4,745,955	4,506,678
Fidelity National Information Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/18/16[1]	9,469,350	9,516,697
Fifth Third Processing Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.50%, 11/3/16[1]	477,600	463,272
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.235%, 3/24/18[1]	21,961,525	18,138,858
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 2.985%, 9/24/14[1]	1,073,396	943,113
Tranche B-2, 2.985%, 9/24/14[1]	856,596	751,485
Tranche B-3, 2.985%, 9/24/14[1]	258,170	226,598
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/11/18[1]	14,305,115	13,804,436
KAR Auction Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/19/17[1]	5,581,013	5,417,070
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	6,818,678	6,477,744
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	4,760,000	4,712,400
MoneyGram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/18/17[1]	3,583,077	3,480,063
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 7/20/13[1]	555,000	547,369
NEW Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/23/16[1]	8,999,998	8,718,752
20 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Commercial Services & Supplies Continued
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.239%-2.253%, 9/30/14[1]	$5,825,000	$4,914,034
Sedgwick CMS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 12/31/16[1]	5,302,942	5,044,424
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/10/18[1]	6,925,200	6,775,152
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.746%, 8/21/15[1]	3,513,256	3,112,158
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.981%, 2/21/15[1]	9,795,362	8,815,825
Waste Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/17/17[1]	7,298,325	6,878,671
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.503%-4.619%, 7/15/16[1]	5,847,569	5,672,142

		171,612,308
Construction & Engineering—0.2%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%, 3/19/15[1]	3,989,830	3,780,364
Electrical Equipment—3.9%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/8/16[1]	1,300,175	1,270,921
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/8/17[1]	1,745,000	1,705,738
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/27/17[1]	7,288,000	7,039,756
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/27/17[1]	1,090,000	1,046,400
BNY ConvergEx Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/19/16[1]	12,406,250	12,344,219
CCC Information Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/11/15[1]	1,492,500	1,466,381
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/16/18[1]	9,321,638	8,721,557
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.472%, 12/1/16[1]	21,541,258	19,791,031
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/27/18[1]	6,234,375	6,156,445
Reynolds & Reynolds Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/21/18[1]	2,992,500	2,932,650
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	12,832,838	12,282,091

		74,757,189
21 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Industrial Conglomerates—1.3%
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 5/31/16[1]	$5,651,361	$5,531,269
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/7/17[1]	3,573,000	3,470,276
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 10.849%, 8/26/13[1]	5,791,805	5,386,379
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.671%, 5/9/17[1]	7,119,213	6,851,572
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 2, 5.50%, 4/28/17[1]	4,500,000	4,420,548

		25,660,044
Machinery—2.0%
BOC Edwards Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	7,146,100	6,619,075
Edwards Cayman Islands II Ltd., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	997,487	925,170
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/13/17[1]	3,331,650	3,262,068
Pinafore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/29/16[1]	8,787,523	8,641,619
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.74%, 7/31/14[1]	19,652,807	17,669,112
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.74%, 7/31/14[1]	2,465,294	2,216,455

		39,333,499
Road & Rail—1.9%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 12/21/16[1]	13,496,241	13,158,836
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7%, 10/12/14[1]	24,555,528	24,003,030

		37,161,866
Trading Companies & Distributors—0.6%
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 6/5/16[1]	4,290,000	4,161,300
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 6/30/16[1]	4,000,000	3,896,668
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 9/28/16[1]	3,000,000	2,902,500

		10,960,468
22 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Information Technology—2.2%
Computers & Peripherals—0.5%
CDW Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/15/17[1]	$11,431,526	$10,202,637
Electronic Equipment & Instruments—0.3%
Aeroflex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/9/18[1]	5,366,550	5,196,607
Internet Software & Services—0.2%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.814%, 10/26/17[1]	3,609,836	3,083,528
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.064%, 10/24/14[1]	1,797,095	1,624,957

		4,708,485
IT Services—0.6%
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5%, 2/20/17[1]	794,000	786,060
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien Term Loan, 8.75%, 2/19/18[1]	2,860,000	2,874,300
Telcordia Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/16[1]	7,340,934	7,285,877

		10,946,237
Software—0.6%
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/3/16[1]	4,017,975	3,937,616
Rovi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 2/7/18[1]	2,179,050	2,155,839
Verint Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/27/17[1]	6,700,993	6,541,845

		12,635,300
Materials—9.7%
Chemicals—5.0%
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/21/16[1]	4,926,854	4,849,872
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/29/16[1]	5,356,000	5,326,987
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.119%, 11/15/14[1]	600,000	584,625
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C1-B, 4%, 5/5/15[1]	1,603,507	1,509,969
Tranche C2-B, 4.125%, 5/5/15[1]	834,690	786,000
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C4-B, 4.063%, 5/5/15[1]	4,743,305	4,458,707
Houghton International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/29/16[1]	3,374,515	3,344,988
23 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Chemicals Continued
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 7.501%, 12/16/13[1]	$4,572,516	$4,532,506
Tranche C2, 8.001%, 12/16/14[1]	4,669,946	4,629,084
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 9/10/15[1]	3,790,500	3,657,833
Momentive Performance Materials, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 5/5/15[1]	7,189,942	6,740,571
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 9/8/17[1]	2,493,735	2,353,462
Norit NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.397%, 7/8/17[1]	1,700,232	1,657,726
Omnova Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/31/17[1]	2,391,925	2,320,167
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.49%-3.51%, 7/30/14[1]	3,088,716	2,830,036
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.74%, 7/30/15[1]	19,555,358	17,306,492
Potters Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 5/6/17[1]	1,805,475	1,737,770
Potters Holdings II LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 11/6/17[1]	1,535,000	1,504,300
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 8/2/17[1]	13,914,569	12,683,130
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/30/17[1]	14,956,975	14,034,623

		96,848,848
Construction Materials—1.0%
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 2/18/17[1]	5,969,925	5,708,741
Capital Auto LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/11/17[1]	7,810,052	7,468,363
Henry Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 12/22/16[1]	4,962,500	4,863,000
Realogy Corp., Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3%, 10/10/13[1]	888,135	794,510
Realogy Corp., Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3%, 10/10/13[1]	111,865	100,073

		18,934,687
Containers & Packaging—2.5%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/2/16[1]	8,538,798	8,496,104
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 9/2/16[1]	12,000,000	11,910,000
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.75%, 9/28/14[1]	19,000,000	15,485,000
Hilex Poly Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11.25%, 11/19/15[1]	4,319,750	4,146,960
24 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value
Containers & Packaging Continued
Reynolds Group Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 6.50%, 2/9/18[1]	$8,706,250	$8,453,769

		48,491,833
Metals & Mining—0.9%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	837,221	84
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/15/17[1]	6,510,000	6,420,488
JMC Steel Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/1/17[1]	3,383,000	3,279,396
Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 3/10/17[1]	4,764,000	4,668,720
Walter Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/2/18[1]	2,877,788	2,792,173

		17,160,861
Paper & Forest Products—0.3%
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%-9.123%, 11/19/16[1]	7,227,000	6,937,919
Telecommunication Services—2.6%
Diversified Telecommunication Services—1.3%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 2.619%, 6/2/14[1]	21,815,061	19,906,243
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	5,226,456	5,004,332

		24,910,575
Wireless Telecommunication Services—1.3%
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 11/10/16[1]	10,391,475	10,027,773
Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13%, 5/10/17[1]	4,760,000	4,807,600
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4%, 3/19/18[1]	11,081,724	10,675,391

		25,510,764
Utilities—2.9%
Electric Utilities—2.9%
AES Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/28/18[1]	1,994,987	1,954,465
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	7,729,838	7,633,215
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.236%, 10/19/15[1,3]	2,737,055	1,703,817
GenOn Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/20/17[1]	5,969,700	5,885,127
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 7/28/17[1]	6,019,913	5,718,917
25 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electric Utilities Continued
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 7/28/18[1]	$1,270,000	$1,200,150
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.506%, 2/22/15[1,3]	17,483,135	11,748,667
New Development Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/18[1]	5,965,013	5,656,323
Texas Competitive Electric Holdings Co. LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.726%-4.772%, 10/10/17[1]	21,708,019	14,619,004

		56,119,685

Total Corporate Loans (Cost $1,927,179,345)		1,846,626,302
Loan Participations—0.1%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15 (Cost $1,509,886)	1,630,000	1,682,975
Corporate Bonds and Notes—1.2%
Aleris International, Inc., 6% Bonds, 7/1/20	43,747	43,747
Berry Plastics Corp., 4.999% Sr. Sec. Nts., 2/15/15[1]	3,530,000	3,282,900
Berry Plastics Holding Corp., 4.222% Sr. Sec. Nts., 9/15/14[1]	8,685,000	7,338,825
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18	6,485,120	7,036,355
Verso Paper Holdings LLC/Verso Paper, Inc., 4.004% Sr. Sec. Nts., Series B, 8/1/14[1]	8,177,500	6,214,900

Total Corporate Bonds and Notes (Cost $25,586,430)		23,916,727

	Shares

Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[5](Cost $0)	105	—
Common Stocks—1.4%
Aleris Corp.[6]	50,627	2,657,918
Alpha Media Group, Inc.[5]	784	—
Champion Opco LLC[5]	237,986	654,462
Cinram International Income Fund[5]	401,498	19,157
Levlad LLC[5]	7,730	57,974
Metro-Goldwyn-Mayer Studios, Inc.[5]	485,598	10,047,023
Turtle Bay Holding Co. LLC[5]	293,838	301,184
Young Broadcasting, Inc., Cl. A [4,5]	5,508	14,320,800

Total Common Stocks (Cost $26,046,332)		28,058,518

	Units

Rights, Warrants and Certificates—0.5%
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[5]	86,682	—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[5]	6,081	4,560,750
26 | OPPENHEIMER MASTER LOAN FUND, LLC

	Units	Value

Rights, Warrants and Certificates Continued
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[4,5]	1,920	$4,992,000

Total Rights, Warrants and Certificates (Cost $5,482,651)		9,552,750

	Shares

Investment Company—1.2%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.16%[4,7] (Cost $23,263,778)	23,263,778	23,263,778
Total Investments, at Value (Cost $2,009,068,422)	99.5%	1,933,101,050
Other Assets Net of Liabilities	0.5	8,948,371
Net Assets	100.0%	$1,942,049,421
Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Interest or dividend is paid-in-kind, when applicable.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/			Shares/Units/
	Principal	Gross	Gross	Principal
	September 30, 2010	Additions	Reductions	September 30, 2011

Oppenheimer Institutional
Money Market Fund, Cl. E	65,241,563	884,222,215	926,200,000	23,263,778
Young Broadcasting, Inc., Cl. A	1,986	3,522	—	5,508
Young Broadcasting, Inc., Sr. Sec.
Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15	4,420,944	36,228	—	4,457,172
Young Broadcasting, Inc., Wts., Strike Price $0.01, Exp. 12/24/24	5,382	—	3,462	1,920

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$23,263,778	$158,803
Young Broadcasting, Inc., Cl. A	14,320,800	—
Young Broadcasting, Inc., Sr. Sec. Credit Facilities
1st Lien Exit Term Loan, 8%, 6/30/15	4,390,315	398,809
Young Broadcasting, Inc., Wts., Strike Price $0.01, Exp. 12/24/24	4,992,000	—
	$46,966,893	$557,612

5.	Non-income producing security.

6.	Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $2,657,918, which represents 0.14% of the Fund’s net assets. See Note 5 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

Aleris Corp.	4/23/10	$2,349,471	$2,657,918	$308,447

7.	Rate shown is the 7-day yield as of September 30, 2011.
27 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$1,846,626,218	$84	$1,846,626,302
Loan Participations	—	1,682,975	—	1,682,975
Corporate Bonds and Notes	—	23,872,980	43,747	23,916,727
Preferred Stocks	—	—	—	—
Common Stocks	19,157	13,064,099	14,975,262	28,058,518
Rights, Warrants and Certificates	—	4,560,750	4,992,000	9,552,750
Investment Company	23,263,778	—	—	23,263,778

Total Assets	$23,282,935	$1,889,807,022	$20,011,093	$1,933,101,050

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/		Transfers
	Value as of		unrealized	(amortization)	Net	in and/	Value as of
	September 30,	Realized	appreciation/	of premium/	purchases	or out of	September 30,
	2010	gain (loss)	depreciation	discount[1]	(sales)	Level 3	2011

Assets Table
Investments, at Value:
Corporate Loans	$—	$—	$(10,716)	$—	$—	$10,800	$84
Corporate Bonds and Notes	657,319	(3,497,174)	3,793,086	(7,723)	(901,761)	—	43,747
Common Stocks	4,153,889	4,328	3,708,186	—	7,108,859	—	14,975,262
Rights, Warrants and Certificates	10,831,275	—	1,151,887	—	(6,991,162)	—	4,992,000

Total Assets	$15,642,483	$(3,492,846)	$8,642,443	$(7,723)	$(784,064)	$10,800	$20,011,093

1.	Included in net investment income.
28 | OPPENHEIMER MASTER LOAN FUND, LLC

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at September 30, 2011 includes:

Change in
unrealized
appreciation/
depreciation

Corporate Loans	$(10,716)
Corporate Bonds and Notes	7,723
Common Stocks	3,708,186
Rights, Warrants and Certificates	1,151,887

$4,857,080

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,966,507,658)	$1,886,134,157
Affiliated companies (cost $42,560,764)	46,966,893

1,933,101,050
Cash	14,180,927
Receivables and other assets:
Investments sold	11,474,994
Interest, dividends and principal paydowns	7,799,206
Shares of beneficial interest sold	10,612
Other	16,896

Total assets	1,966,583,685

Liabilities
Payables and other liabilities:
Investments purchased	24,138,790
Shares of beneficial interest redeemed	68,698
Shareholder communications	14,231
Directors’ compensation	9,396
Other	303,149

Total liabilities	24,534,264

Net Assets—applicable to 168,069,591 shares of beneficial interest outstanding	$1,942,049,421

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$11.56
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

Investment Income

Interest:
Unaffiliated companies	$167,448,626
Affiliated companies	398,809
Dividends:
Unaffiliated companies	648,026
Affiliated companies	158,803
Other income	168,005

Total investment income	168,822,269

Expenses
Management fees	6,144,321
Custodian fees and expenses	527,500
Directors’ compensation	42,419
Shareholder communications	22,446
Administration service fees	1,500
Other	184,161

Total expenses	6,922,347
Less waivers and reimbursements of expenses	(79,985)

Net expenses	6,842,362

Net Investment Income	161,979,907

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	7,587,706
Net change in unrealized appreciation/depreciation on Investments	(95,567,957)

Net Increase in Net Assets Resulting from Operations	$73,999,656

See accompanying Notes to Financial Statements.
31 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2011	2010

Operations
Net investment income	$161,979,907	$125,867,896
Net realized gain	7,587,706	20,184,063
Net change in unrealized appreciation/depreciation	(95,567,957)	12,198,918

Net increase in net assets resulting from operations	73,999,656	158,250,877

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Proceeds from contributions	228,687,040	961,610,844
Payments for withdrawals	(198,724,070)	(354,843,769)

	29,962,970	606,767,075

Net Assets
Total increase	103,962,626	765,017,952
Beginning of period	1,838,086,795	1,073,068,843

End of period	$1,942,049,421	$1,838,086,795

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

Year Ended September 30,	2011	2010	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$11.14	$9.96	$9.35	$10.00
Income (loss) from investment operations:
Net investment income[2]	.93	.92	.76	.68
Net realized and unrealized gain (loss)	(.51)	.26	(.15)	(1.33)

Total from investment operations	.42	1.18	.61	(.65)

Net asset value, end of period	$11.56	$11.14	$9.96	$9.35

Total Return, at Net Asset Value[3]	3.77%	11.85%	6.52%	(6.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,942,049	$1,838,087	$1,073,069	$534,056

Average net assets (in thousands)	$2,048,386	$1,449,988	$613,182	$523,536

Ratios to average net assets:[4]
Net investment income	7.91%	8.68%	8.84%	7.56%
Total expenses[5]	0.34%	0.36%	0.36%	0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.34%	0.35%	0.35%	0.37%

Portfolio turnover rate	67%	72%	56%	53%

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.34%
Year Ended September 30, 2010	0.37%
Year Ended September 30, 2009	0.37%
Period Ended September 30, 2008	0.41%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of September 30, 2011, 100% of the shares of the Fund were owned by other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign
34 | OPPENHEIMER MASTER LOAN FUND, LLC

security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Loans are valued at the mean between the “bid” and “asked” price, as typically obtained from independent pricing services. These prices are determined based upon information obtained from market participants including the average of broker-dealer price quotations. Loans may also be valued based upon price quotations obtained directly from a broker-dealer. Price quotations provided by broker-dealers may be based on reported trade data, to the extent the loan has recently traded.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of September 30, 2011, the Manager determined the fair value of certain corporate bonds using an internal model based on anticipated cash flows. The Manager determined the fair value of certain thinly traded common stock and related warrants
35 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
using weekly broker-dealer price quotations. For certain common stock that does not trade, the Manager has determined the fair value of these securities using internal models that utilize quarterly financial statements and Manager assumptions using comparable security inputs. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.
     As of September 30, 2011, securities with an aggregate market value of $1,848,309,277, representing 95.17% of the Fund’s net assets were comprised of loans.
Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers
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subsequently miss an interest payment. Information concerning securities not accruing income as of September 30, 2011 is as follows:

Cost	$4,673,533
Market Value	$274,678
Market Value as a % of Net Assets	0.01%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.
     Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Contributions	20,013,205	$228,687,040	90,265,894	$961,610,844
Withdrawls	(16,885,032)	(198,724,070)	(33,024,937)	(354,843,769)

Net increase	3,128,173	$29,962,970	57,240,957	$606,767,075

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$1,326,534,878	$1,343,671,827
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4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended September 30, 2011, the Fund paid no fees to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2011, the Manager waived fees and/or reimbursed the Fund $79,985 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Restricted Securities
As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments
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NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed
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notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Master Loan Fund, LLC:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
November 18, 2011
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third- party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load loan participation funds. The Board considered that the Fund outperformed its performance universe median during the one-year period and the period since the Fund’s inception. The Board also considered that other Oppenheimer Funds hold approximately 99% of outstanding shares of the Fund.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail no-load loan participation funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than the expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser,
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including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors and Director (since 2007) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non- profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2007) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 2007) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005- February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Sam Freedman, Director (since 2007) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Director (since 2008) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2007) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organiza- tion) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2007) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial,
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert J. Malone, Continued	accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2007) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
49 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President (since 2007) Age: 53	Vice President of the Manager (since February 2005); Assistant Vice President of the Manager (October 1999-February 2005); Vice President-Syndications of Sanwa Bank California (January 1998-September 1999). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2007) Age: 47	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An offi- cer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003);
50 | OPPENHEIMER MASTER LOAN FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Brian W. Wixted, Continued	Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2007) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001- December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
51 | OPPENHEIMER MASTER LOAN FUND, LLC

OPPENHEIMER MASTER LOAN FUND, LLC

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
52 | OPPENHEIMER MASTER LOAN FUND, LLC

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
53 | OPPENHEIMER MASTER LOAN FUND, LLC

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
• All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

• Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

• You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
54 | OPPENHEIMER MASTER LOAN FUND, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $37,300 in fiscal 2011 and $37,300 in fiscal 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2011 and no such fees in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 and $400,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $10,720 in fiscal 2011 and $12,000 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $166,120 in fiscal 2011 and $412,900 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/9/2011